Joint arrangements and associates (Tables)	12 Months Ended
Dec. 31, 2025
Interests In Other Entities [Abstract]
Schedule of joint ventures and other equity accounted investments

Joint ventures and other equity accounted investments
(in USD million)	2025	2024

Net investments at 1 January	2,471	2,508
Net income/(loss) from equity accounted investments	18	49
Impairment	(2)	(6)
Acquisitions and increase in capital	5,977	573
Dividend and other distributions	(269)	(152)
Other comprehensive income/(loss)	270	(109)
Divestments, derecognition and decrease in paid in capital1)	(19)	(391)
Other	57	—

Net investments at 31 December	8,504	2,471
of which investment in Adura	5,574	—
1) For 2024 this is mainly related to swap of US Offshore Wind assets, see also note 6 Acquisitions and disposals.